HEWITT-VEVEY PHARMA SCIENCES LTD.

(FORMERLY WHITERX LABORATORIES INC.)

(A Development Stage Company)

FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2007

Together With Independent Auditors' Report

(Amounts expressed in US Dollars)

TABLE OF CONTENTS

Schwartz Levitsky Feldman llp
CHARTERED ACCOUNTANTS
LICENSED PUBLIC ACCOUNTANTS
TORONTO • MONTREAL

SLF

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Hewitt-Vevey Pharma Sciences Ltd.
(Formerly Whiterx Laboratories Inc.)
(A Development Stage Company)

We have audited the accompanying balance sheet of Hewitt-Vevey Pharma Sciences Ltd. (formerly Whiterx Laboratories Inc.) (a Development Stage Company) ("the Company") as of October 31, 2007 and the related statement of operations and comprehensive loss and cash flows for the period from May 22, 2007 (date of incorporation) to October 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the generally accepted auditing standards of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 31, 2007 and the results of its operations and its cash flows for the period from May 22, 2007 (date of incorporation) to October 31, 2007 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in note 1 to the financial statements, the continuance of the Company is dependent on its future profitability and the ongoing support of its shareholders. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Schwartz Levitsky Feldman llp

Toronto, Ontario, Canada
December 4, 2007

Chartered Accountants
Licensed Public Accountants

1167 Caledonia Road
Toronto, Ontario M6A 2X1
Tel: 416 785 5353
Fax: 416 785 5663

HEWITT-VEVEY PHARMA SCIENCES LTD.
(FORMERLY WHITERX LABORATORIES INC.)
(A Development Stage Company)
Balance Sheet
As of October 31, 2007
(Amounts expressed in US Dollars)

	$
ASSETS	
CURRENT ASSETS	
Sales taxes receivable	74
	74
LIABILITIES AND SHAREHOLDER'S DEFICIENCY	
CURRENT LIABILITIES	
Accounts payable and accrued liabilities (note 3)	1,845
Due to director (note 4)	1,180
	3,025
SHAREHOLDER'S DEFICIENCY	
Capital stock (note 5)	92
Accumulated other comprehensive loss	(270)
Deficit, accumulated from inception	(2,773)
	(2,951)
	74

The accompanying notes are an integral part of these financial statements.

APPROVED ON BEHALF OF THE BOARD OF DIRECTORS

______________________ Director

HEWITT-VEVEY PHARMA SCIENCES LTD.
(FORMERLY WHITERX LABORATORIES INC.)
(A Development Stage Company)
Statement of Operations and Comprehensive Loss
For the period from May 22, 2007 (date of incorporation) to October 31, 2007
(Amounts expressed in US Dollars)

	$
OPERATING EXPENSES	
Professional fees	2,568
General and administrative	205
	2,773
NET LOSS BEFORE INCOME TAXES	(2,773)
PROVISION FOR (RECOVERY OF) INCOME TAXES	-
NET LOSS	(2,773)
OTHER COMPREHENSIVE LOSS	
Foreign currency translation adjustment	(270)
COMPREHENSIVE LOSS	**(3,043)**

The accompanying notes are an integral part of these financial statements.

HEWITT-VEVEY PHARMA SCIENCES LTD.
(FORMERLY WHITERX LABORATORIES INC.)
(A Development Stage Company)
Statement of Cash Flows
For the period from May 22, 2007 (date of incorporation) to October 31, 2007
(Amounts expressed in US Dollars)

	$
CASH FLOWS FROM OPERATING ACTIVITIES	
Net loss	(2,773)
Items not requiring an outlay of cash:	
Increase in sales taxes receivable	(74)
Increase in accounts payable and accrued liabilities	1,845
Increase in due to director	1,180
NET CASH PROVIDED BY OPERATING ACTIVITES	178
CASH FLOWS FROM FINANCING ACTIVITIES	
Proceeds from issuance of capital stock	92
NET CASH PROVIDED BY FINANCING ACTIVITIES	92
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(270)
NET INCREASE IN CASH AND CASH EQUIVALENTS FOR THE PERIOD	-
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-
CASH AND CASH EQUIVALENTS, END OF PERIOD	-
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	
Income taxes paid	-
Interest paid	-

The accompanying notes are an integral part of these financial statements.

1. NATURE OF OPERATIONS AND GOING CONCERN

Hewitt-Vevey Pharma Sciences Ltd. (formerly WhiteRX Laboratories Inc.) (a development stage company) (the "Company"), a wholly-owned subsidiary of C.M.M.G. Finance Inc., was incorporated on May 22, 2007 as WhiteRX Laboratories Inc. under the laws of the Canada Business Corporation Act. On October 15, 2007, WhiteRX Laboratories Inc. changed its name to Hewitt-Vevey Pharma Sciences Ltd.

The Company's primary business activity is intended to be the research, development, marketing and distribution of scientifically-advanced skin treatments. The Company intends to sell its product line through varied distribution channels in the North American, European and Middle Eastern markets, as well as globally through an internally operated multicurrency and multilingual website which has yet to be developed.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, they do not include any adjustments relating to the realization of the carrying value of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Continuance of the Company as a going concern is dependent on obtaining adequate resources through external funding and/or profitable operations. In the event such resources are not secured, the assets may not be realized or the liabilities discharged at their carrying amounts, and these differences could be material. The Company is currently negotiating financing arrangements necessary to fund its current working capital requirements, any additional or unforeseen obligations or to implement any future opportunities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements include the accounts of Hewitt-Vevey Pharma Sciences Ltd. and have been prepared in accordance with generally accepted accounting principles in the United States of America.

Use of Estimates

Because a precise determination of assets and liabilities, and correspondingly revenues and expenses, depends on future events, the preparation of financial statements for any period necessarily involves the use of estimates and assumption. Actual amounts may differ from these estimates. Significant estimates include accrual for liabilities and amortization and impairment of capital assets. These financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due to banks, and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short-term maturity of those instruments.

Fair Value of Financial Instruments

The Company's financial instruments consist of sales taxes receivable, accounts payable and accrued liabilities and due to director. The fair value of these financial instruments approximates their carrying amount given short period to receipt or payment of cash. It is management's opinion that the Company is not exposed to any significant interest rate or credit risks arising from these financial instruments.

Revenue Recognition

The Company intends to report product sales on a net basis, which will be computed by deducting from gross sales discounts, the amount of actual product returns received and an amount estimated for anticipated product returns. Product sales will be recognized upon the passage of title to the customer, provided that the collection of the proceeds from sales is reasonably assured. The Company's practice will be to accept product returns within 28 days of shipment to the customer only if properly requested for a full refund less a nominal return shipping charge.

Foreign Currency Translation

The Company's functional currency is the Canadian dollar. These financial statements have been presented in U.S. dollars. The translation method used is the current rate method which is the method mandated by SFAS 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, shareholders' equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the period. Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive loss.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period, increased or decreased by the change in deferred tax assets and liabilities during the period.

(Amounts expressed in US Dollars)

Comprehensive Income (Loss)

The Company has adopted SFAS No. 130 Reporting Comprehensive Income. This standard requires companies to disclose comprehensive income (loss) in their financial statements. In addition to items included in net income, comprehensive income (loss) includes items currently charged or credited directly to shareholders' equity, such as foreign currency translation adjustments.

Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration.

Recent Pronouncements

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprises financial statement in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognizing, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently reviewing the effect, if any, FIN 48 will have on its financial position and operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measures" ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements; however the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The implementation of SFAS No. 157 is not expected to have a material impact on the Company's results of operations and financial condition.

(Amounts expressed in US Dollars)

In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159 ("SFAS 159") – the fair value option for financial assets and liabilities including in amendment of SFAS 115. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair value measurements. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements.

3. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	$
Accounts payable and accrued liabilities are comprised of the following:	
Accounts payable	488
Accrued liabilities	1,357
	1,845

4. RELATED PARTY TRANSACTIONS AND BALANCES

Due to Director

Due to Director arose in the normal course of business and is accounted for at the exchange amount being the amount agreed to by the related parties. The amount is unsecured, non-interest bearing and has no specific terms of repayment.

5. CAPITAL STOCK

The Company is authorized to issue an unlimited number of common shares. As of October 31, 2007 there were 100 common shares issued and outstanding which were issued during 2007.